SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K/A-1


               Current Report Pursuant to Section 13 or 15 (d) of
                           The Securities Act of 1934


          Date of Report (Date of earliest event reported) August 14, 2000





                               SIMTEK CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




   Colorado                          0-19027                    84-1057605
--------------------------------------------------------------------------------
(State or other                    (Commission               (I.R.S. Employer
jurisdiction                       File Number)              Identification No.)
of incorporation)



                      1465 Kelly Johnson Boulevard
                       Colorado Springs, Colorado               80920
                ----------------------------------------       --------
                (Address of principal executive offices)       Zip Code


          Registrant's telephone, including area code: (719) 531-9444


                                 Not applicable
          -----------------------------------------------------------
          Former name or former address, if changed since last report

ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS

     On July 31, 2000, the Company acquired Macrotech Semiconductor ("Macrotech"). Simtek issued 1,250,000 shares of its Common Stock in exchange for all outstanding shares of all classes of Macrotech stock. Macrotech designs and sells metal programmable standard cells.

ITEM 7:  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

     a) Financial Statements - The financial statements of Macrotech are being filed herewith commencing on page F-1.

     b) Proforma financial information - The proforma financial information is being filed herewith commencing on page F-10.

     c) Exhibit 10.1 - Share exchange agreement dated July 31, 2000 between Simtek corporation and Jaskarn Johal and Kashmira S. Johal(1).

-----------------
(1)  Incorporated by reference to initial Form 8-K filing.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

                                   SIMTEK CORPORATION




October 13, 2000                   By: /s/Douglas Mitchell
                                       --------------------------
                                       DOUGLAS MITCHELL
                                       Chief Executive Officer, President
                                       and Chief Financial Officer (acting)


                          INDEX TO FINANCIAL STATEMENTS




                                                                                                                    PAGE
                                                                                                                    ----
MACROTECH SEMICONDUCTOR, INC.

Independent Auditor's Report.........................................................................................F-2

Balance Sheets - June 30, 2000 (unaudited) and December 31, 1999.....................................................F-3

Statements of Operations - For the six months ended June 30, 2000 and 1999 (unaudited) and for the Years Ended December 31, 1999 and 1998..................................................................F-4

Statements of Changes in Shareholder's Equity - For the Years Ended December 31, 1999
         and 1998 and for the six months ended June 30, 2000 (unaudited).............................................F-5

Statements of Cash Flows - For the six months ended June 30, 2000 and 1999 (unaudited) and for the Years
         Ended December 31, 1999 and 1998............................................................................F-6

Notes to Financial Statements........................................................................................F-7


SIMTEK CORPORATION, MACROTECH SEMICONDUCTOR, INC. AND INTEGRATED LOGIC SYSTEMS, INC.

Introduction........................................................................................................F-10

Pro Forma Combined, Condensed Balance Sheet - June 30, 2000 (Unaudited).............................................F-11

Pro Forma Combined, Condensed Statement of Operations - For the Twelve Months Ended
         December 31, 1999 (Unaudited)..............................................................................F-12

Pro Forma Combined, Condensed Statement of Operations - For the Twelve Months Ended
         December 31, 1998 (Unaudited)..............................................................................F-13

Pro Forma Combined Condensed Statement of Operations - For the Six Months Ended June 30, 2000
         (Unaudited)................................................................................................F-14

Notes to Pro Forma Combined, Condensed Financial Information (Unaudited)............................................F-15


                          INDEPENDENT AUDITOR'S REPORT




Board of Directors and Shareholders
MacroTech Semiconductor, Inc.
Colorado Springs, Colorado


We have audited the accompanying balance sheet of MacroTech Semiconductor, Inc. as of December 31, 1999 and the related statements of operations, changes in shareholders' equity and cash flows for each of the years in the two- year period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MacroTech Semiconductor, Inc. as of December 31, 1999, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 1999, in conformity with general accepted accounting principles.



/s/ Hein + Associates LLP
HEIN + ASSOCIATES LLP

Denver, Colorado
October 3, 2000

                                              MACROTECH SEMICONDUCTOR, INC.

                                                     BALANCE SHEETS



                                                                                            June 30,     December 31,
                                                                                              2000           1999
                                                                                         --------------  ------------
                                                                                           (Unaudited)

                                                          ASSETS
                                                          ------
CURRENT ASSETS:
    Cash and cash equivalents                                                               $ 30,913       $     38
    Accounts receivable - trade, no allowance considered necessary                                 -              5
    Inventory                                                                                  8,357         31,800
    Prepaid expenses                                                                          15,900              -
                                                                                            --------              -
             Total current assets                                                             55,170         31,843

EQUIPMENT AND FURNITURE, net                                                                 158,150        183,455
                                                                                            --------       --------

TOTAL ASSETS                                                                                $213,320       $215,298
                                                                                            ========       ========


                                           LIABILITIES AND SHAREHOLDER'S EQUITY
                                           ------------------------------------

CURRENT LIABILITIES:
    Accounts payable                                                                        $110,351       $155,176
    Customer deposits                                                                         62,464         89,214
                                                                                            --------       --------
             Total current liabilities                                                       172,815        244,390
                                                                                            --------       --------

SHAREHOLDERS' EQUITY:
    Common stock, $.001 par value; 10,000,000 shares authorized,
         4,000,000 shares issued and outstanding                                               4,000          4,000
    Additional paid-in capital                                                               303,028        276,758
    Accumulated deficit                                                                     (266,523)      (309,850)
                                                                                            --------       --------
             Total shareholder's equity                                                       40,505        (29,092)
                                                                                            --------       --------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                  $213,320       $215,298
                                                                                            ========       ========



                                  See accompanying notes to these financial statements.




                                              MACROTECH SEMICONDUCTOR, INC.

                                                STATEMENTS OF OPERATIONS



                                                                FOR THE SIX MONTHS             FOR THE YEARS ENDED
                                                                  ENDED JUNE 30,                   DECEMBER 31,
                                                            --------------------------      ---------------------------
                                                               2000            1999            1999             1998
                                                            ----------      ----------      ----------       ----------
                                                                    (Unaudited)
NET SALES                                                   $  291,835      $   40,588      $   58,976       $   17,250

    Cost of sales                                              168,500          78,642         107,571           41,808
                                                            ----------      ----------      ----------       ----------

GROSS MARGIN                                                   123,335         (38,054)        (48,595)         (24,558)

OPERATING EXPENSES:
    General and administrative                                  13,092          14,111          25,849           15,081
    Research and development costs                              60,928          70,061         131,164           50,401
    Sales and marketing                                          5,988           4,872           7,893            6,144
                                                            ----------      ----------      ----------       ----------

         Total operating expenses                               80,008          89,044         164,906           71,626
                                                            ----------      ----------      ----------       ----------

INCOME (LOSS) FROM OPERATIONS                                   43,327        (127,098)       (213,501)         (96,184)
                                                            ----------      ----------      ----------       ----------

OTHER INCOME (EXPENSE):
    Interest expense                                                 -               -               -             (165)

         Total other income (expense)                                -               -               -             (165)
                                                            ----------      ----------      ----------       ----------

NET INCOME (LOSS)                                          $    43,327      $ (127,098)     $ (213,501)      $  (96,349)
                                                           ===========      ==========       =========       ==========




                                  See accompanying notes to these financial statements.

                                                 MACROTECH SEMICONDUCTOR, INC.

                                        STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
                                      FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998 AND
                                        THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)




                                                    Common Stock              Additional                            Total
                                             ----------------------------      Paid-in         Accumulated       Shareholder's
                                                Shares         Amount          Capital           Deficit            Equity
                                             -------------  -------------   -------------    ---------------    ----------------
BALANCES, January 1, 1998                              -       $    -         $      -          $       -          $      -

    Issuance of shares                         4,000,000        4,000                -                  -             4,000
    Contributed services                               -            -           23,333                  -            23,333
    Contributed assets                                 -            -           50,673                  -            50,673
    Net loss                                           -            -                -            (96,349)          (96,349)
                                               ---------       ------         --------          ---------          --------

BALANCES, December 31, 1998                    4,000,000        4,000           74,006            (96,349)          (18,343)

    Contributed services                               -            -           70,000                  -            70,000
    Contributed assets                                 -            -          132,752                  -           132,752
    Net loss                                           -            -                -           (213,501)         (213,501)
                                               ---------       ------         --------          ---------          --------

BALANCES, December 31, 1999                    4,000,000        4,000          276,758           (309,850)          (29,092)

    Contributed services (unaudited)                   -            -           35,000                  -            35,000
    Distributions to stockholders (unaudited)          -            -           (8,730)                 -            (8,730)
    Net income (unaudited)                             -            -                -             43,327            43,327
                                               ---------       ------         --------          ---------          --------

BALANCES, June 30, 2000 (Unaudited)            4,000,000       $4,000         $303,028          $(266,523)         $ 40,505
                                              ==========       ======         ========          =========          ========





                                       See accompanying notes to these financial statements.

                                              MACROTECH SEMICONDUCTOR, INC.

                                                STATEMENTS OF CASH FLOWS



                                                                  FOR THE SIX MONTHS          FOR THE YEARS ENDED
                                                                    ENDED JUNE 30,                DECEMBER 31,
                                                               -------------------------     ------------------------
                                                                  2000         1999             1999          1998
                                                               -----------   -----------     -----------   ----------
                                                                       (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income (loss)                                           $   43,327    $ (127,099)     $ (213,501)   $ (96,349)
   Adjustments to reconcile net income to net cash
     from operating activities:
        Depreciation and amortization                              25,304        23,207          48,059       15,438
        Contributed services                                       35,000        35,000          70,000       23,333
        Changes in assets and liabilities:
          (Increase) decrease in:
            Accounts receivable                                         5       (23,339)             (5)           -
            Inventory                                              23,443             -         (31,800)           -
            Prepaid expenses and other                            (15,900)        4,415           4,415       (4,415)
          Increase (decrease) in:
            Accounts payable                                      (44,824)      (38,539)        (53,148)     208,324
            Accrued expenses                                            -          (800)         (2,160)       2,160
            Customer deposits                                     (26,750)       36,250          49,250       39,964
                                                               ----------    ----------      ----------    ---------
       Net cash provided by (used in)
         operating activities                                      39,605       (90,905)       (128,890)     188,455
                                                               ----------    ----------      ----------    ----------

CASH FLOWS FROM INVESTING ACTIVITY:
     Purchase of equipment and furniture                                -        (1,746)        (15,376)    (231,576)
                                                               ----------    ----------      ----------    ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from issuance of stock                                    -             -               -        4,000
     Capital Contribution                                               -       110,087         132,752       50,673
     Distributions to stockholders                                 (8,730)            -               -            -
                                                               ----------    ----------      ----------    ---------
       Net cash provided by (used in) financing activities         (8,730)      110,087         132,752       54,673
                                                               ----------    ----------      ----------    ---------

NET INCREASE (DECREASE) IN CASH AND
    CASH EQUIVALENTS                                               30,875        17,436         (11,514)      11,552

CASH AND CASH EQUIVALENTS, beginning of year                           38        11,552          11,552            -
                                                               ----------    ----------      ----------    ---------

CASH AND CASH EQUIVALENTS, end of year                         $   30,913    $   28,988      $       38    $  11,552
                                                               ==========    ==========      ==========    =========

SUPPLEMENTAL CASH FLOW INFORMATION:
     Cash paid for interest                                    $        -    $        -      $        -    $     165
                                                               ==========    ==========      ==========    =========



                                  See accompanying notes to these financial statements.

                          MACROTECH SEMICONDUCTOR, INC.

                          NOTES TO FINANCIAL STATEMENTS
           (Information Subsequent to December 31, 1999 is Unaudited)



1.   NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES:
     ------------------------------------------------------

     NATURE OF BUSINESS OPERATIONS - MacroTech Semiconductor, Inc. (the "Company") has been involved in the design, development, and production of gate array integrated circuits and related services, which are sold across the United States. The Company had no operations prior to January 1, 1998.

     CASH AND CASH EQUIVALENTS - The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

     REVENUE RECOGNITION - Product sales revenue is recognized when a valid purchase order has been received and the products are shipped to customers, including distributors and collection is reasonably assured. Consulting and design revenues are recognized as the services are performed.

     INVENTORY - The Company records inventory using the lower of cost (first-in, first-out) or market. Inventory at December 31, 1999 includes:


         Raw materials                                           $     -
         Work in process                                          31,800
         Finished goods                                                -
                                                                 -------

                                                                 $31,800
                                                                 =======


     EQUIPMENT AND FURNITURE - Equipment and furniture are recorded at cost. Depreciation is provided over the assets' estimated useful lives of three to seven years using the straight-line method. The cost and accumulated depreciation of furniture and equipment sold or otherwise disposed of are removed from the accounts and the resulting gain or loss is included in operations. Maintenance and repairs are charged to operations as incurred and betterments are capitalized.

     RESEARCH AND DEVELOPMENT COSTS - Research and development costs are charged to operations in the period incurred.

     ACCOUNTING ESTIMATES - The preparation of financial statements in conformity generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. The actual results could differ from those estimates. The Company's financial statements are based upon a number of significant estimates, including the technological obsolescence of inventories. Due to the uncertainties inherent in the estimation process, it is at least reasonably possible that the estimates for these items could be further revised in the near term and such revisions could be material.

                          MACROTECH SEMICONDUCTOR, INC.

                          NOTES TO FINANCIAL STATEMENTS
           (Information Subsequent to December 31, 1999 is Unaudited)



     IMPAIRMENT OF LONG-LIVED ASSETS - In the event that facts and circumstances indicate that the cost of assets or other assets may be impaired, an evaluation of recoverability would be performed. If an evaluation is required, the estimated future undiscounted cash flows associated with the asset would be compared to the asset's carrying amount to determine if a write-down to market value or discounted cash flow value is required.

     INCOME TAXES - The Company has elected to be treated as an "S" corporation under Subchapter S of the Internal Revenue Code. Accordingly, no provision or liability for income taxes is recorded by the Company.

     RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS - SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, was issued in June 1998. This statement establishes accounting and reporting standards for derivative instruments and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. This statement is effective for the Company's financial statements for the year ended December 31, 2001 and the adoption of this standard is not expected to have a material effect on the Company's financial statements.

     UNAUDITED INFORMATION - The balance sheet as of June 30, 2000 and the statements of operations for the six- month periods ended June 30, 2000 and 1999 were taken from the Company's books and records without audit. However, in the opinion of management, such information includes all adjustments (consisting only of normal recurring accruals) which are necessary to properly reflect the financial position of the Company as of June 30, 2000 and the results of operations for the six-months ended June 30, 2000 and 1999.


2.   EQUIPMENT AND FURNITURE:
     -----------------------

     Equipment and furniture at December 31, 1999 consists of the following:


         Computer software                                        $237,826
         Test equipment                                              4,989
         Design equipment                                            4,137
                                                                  --------
                                                                   246,952
         Less accumulated depreciation and amortization            (63,497)
                                                                  --------

                                                                  $183,455
                                                                  ========


     Depreciation and amortization expense of $25,304, $23,207, $48,059, and $15,438 was charged to operations for the six months ended June 30, 2000 and 1999 and for the years ended December 31, 1999 and 1998, respectively.

                          MACROTECH SEMICONDUCTOR, INC.

                          NOTES TO FINANCIAL STATEMENTS
           (Information Subsequent to December 31, 1999 is Unaudited)



3.   SIGNIFICANT CONCENTRATION OF CREDIT RISK, MAJOR CUSTOMERS, AND OTHER RISKS
     --------------------------------------------------------------------------
     AND UNCERTAINTIES:
     -----------------

     Sales to unaffiliated customers which represent 10% or more of the Company's sales for the years ended December 31, 1999 and 1998 were as follows (as a percentage of sales):


         Customer                                    1999         1998
         --------                                 ----------   ----------

             A                                        29%         100%
             B                                        40%           -
             C                                        31%           -


     Since inception, the Company purchased all of its wafers from a single supplier located in Singapore. Approximately 100% of the Company's sales for 1999 and 1998 were from finished units produced from these wafers. Any disruptions in the Company's relationships with this supplier could have an adverse impact on the Company's operating results. Assuming an alternate manufacturer of the Company's products could be procured, management believes there could be significant delays in manufacturing while the manufacturer incorporates the Company's products and processes.


4.   SUBSEQUENT EVENTS:
     -----------------

     Effective July 31, 2000, 100% of the Company's common stock was acquired by Simtek Corporation, a publicly quoted provider of nonvolatile semiconductor products, in a share for share exchange. The shareholders of the Company received a total of 1,250,000 Simtek Corporation common shares in exchange for their shares in the Company. The merger will be accounted for as a pooling of interest.

                             SIMTEK CORPORATION AND
                          MACROTECH SEMICONDUCTOR, INC.

               PRO FORMA COMBINED, CONDENSED FINANCIAL INFORMATION


                                  INTRODUCTION

The following unaudited pro forma combined, condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations of future periods or the results that actually would have been realized had Simtek Corporation (the "Company") and MacroTech Semiconductor, Inc. been a combined entity during the specified periods. The pro forma combined, condensed financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements of the Company and the financial statements of MacroTech Semiconductor, Inc. including the notes thereto, included elsewhere in this document or in prior filings with the Securities and Exchange Commission.

The following pro forma combined, condensed financial statements give effect to the proposed merger of the Company and MacroTech Semiconductor, Inc. using the pooling of interests method of accounting. The pro forma combined, condensed financial statements are based on the respective historical audited financial statements and the notes thereto of the Company and MacroTech Semiconductor, Inc.

The pro forma combined, condensed balance sheet for the period ended June 30, 2000, assumes that the merger took place June 30, 2000 and combines the Company's June 30, 2000 balance sheet and MacroTech Semiconductor, Inc.'s June 30, 2000 balance sheet.

The pro forma combined, condensed statements of operations for the six months ended June 30, 2000 and for the years ended December 31, 1999 and 1998, assumes that the merger took place January 1, 1998 and combines the Company's statements of operations for six months ended June 30, 2000 and for the years ended December 31, 1999 and 1998 and MacroTech Semiconductor, Inc.'s statements of operations for those same periods.


                                                 SIMTEK CORPORATION AND
                                              MACROTECH SEMICONDUCTOR, INC.

                                      PRO FORMA, COMBINED, CONDENSED BALANCE SHEET
                                                      JUNE 30, 2000
                                                       (UNAUDITED)



                                                                MacroTech
                                                 Simtek       Semiconductor                      Pro Forma
                                               Corporation         Inc.        Adjustments       Combined
                                               -----------    -------------    -----------      ------------

                                         ASSETS
                                         ------
CURRENT ASSETS:
   Cash and cash equivalents                  $ 2,809,413       $  30,913                       $ 2,840,326
   Restricted certificate of deposits             300,000               -                           300,000
   Accounts receivable - trade, net of
     allowance for doubtful accounts
     and return allowances of $45,271           1,805,077
   Inventory                                    1,138,309           8,357                         1,146,666
   Prepaid expenses and other                      37,789          15,900      (15,000)(d)           38,689
                                              -----------       ---------                       -----------
        Total current assets                    6,090,588          55,170                         6,130,758

EQUIPMENT AND FURNITURE, net                      601,756         158,150                           759,906

 OTHER ASSETS:                                  1,640,625                                         1,640,625
                                              -----------       ---------                       -----------

 TOTAL ASSETS                                 $ 8,332,969       $ 213,320                       $ 8,531,289
                                              ===========       =========                       ===========


                          LIABILITIES AND STOCKHOLDERS' EQUITY
                          ------------------------------------
 CURRENT LIABILITIES:
   Accounts payable                           $ 1,100,115       $ 110,351                       $ 1,210,466
   Accrued expenses                               476,305               -       26,000 (a)          502,305
   Customer deposits                               27,804          62,464      (15,000)(d)           75,268
   Accrued wages                                  221,967               -                           221,967
   Accrued vacation payable                       101,526               -                           101,526
   Obligation under capital leases                 45,235               -                            45,235
   Notes payable short-term                        20,000               -                            20,000
                                              -----------       ---------     --------          -----------
        Total current liabilities               1,992,952         172,815      (11,000)           2,176,767

   Obligations under capital leases               177,882                                           177,882
                                              -----------       ---------     --------          -----------

 COMMITMENTS (Note 6)

 STOCKHOLDERS' EQUITY:
   Common stock                                   432,151           4,000       8,250 (b)           444,401
   Additional paid-in capital                  33,192,031         303,028      (8,250)(b)        33,486,809
   Accumulated deficit                        (27,462,047)       (266,523)    (26,000)(a)       (27,754,570)
                                              -----------       ---------    --------           -----------
        Total stockholders' equity              6,162,135          40,505     (26,000)            6,176,640
                                              -----------       ---------    --------           -----------

 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY   $ 8,332,969       $ 213,320    $(15,000)          $ 8,531,289
                                              ===========       =========    ========           ===========



                            See notes to pro forma combined, condensed financial information.




                                                 SIMTEK CORPORATION AND
                                              MACROTECH SEMICONDUCTOR, INC.

                                  PRO FORMA COMBINED, CONDENSED STATEMENT OF OPERATIONS
                                      FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999
                                                       (UNAUDITED)



                                                                MacroTech
                                                 Simtek       Semiconductor                      Pro Forma
                                               Corporation         Inc.        Adjustments       Combined
                                               -----------    -------------    -----------      ------------

NET SALES:                                     $ 7,695,976      $   58,976                      $ 7,754,952

    Cost of sales                                4,718,695         107,571                        4,826,266
                                               -----------      ----------                      -----------

GROSS MARGIN                                     2,977,281         (48,595)                       2,928,686

OPERATING EXPENSES:
    Research and development costs               1,508,861         131,164                        1,640,025
    Sales and marketing                            910,749           7,893                          918,642
    General and administrative                     444,854          25,849                          470,703
       Total operating expenses                -----------      ----------                      -----------
                                                 2,864,464         164,906                        3,029,370

INCOME (LOSS) FROM OPERATIONS                      112,817        (213,501)                        (100,684)
                                               -----------      ----------                      -----------

OTHER INCOME (EXPENSE):
    Interest income                                 96,942               -                           96,942
    Other income                                     2,175               -                            2,175
    Gain of securities                               3,499               -                            3,499
    Interest expense                              (151,402)              -                         (151,402)
                                               -----------      ----------                      -----------
       Total other income (expense)                (48,786)              -                          (48,786)
                                               -----------      ----------                      -----------

NET INCOME (LOSS)                              $    64,031      $ (213,501)                     $  (149,470)
                                               ===========      ==========                      ===========

NET INCOME (LOSS) PER COMMON SHARE:
    Basic                                      $         -      $        -                      $      (.01)
                                               ===========      ==========                      ===========
    Diluted                                    $         -      $        -                      $         -
                                               ===========      ==========                      ===========

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
    Basic                                                                                        30,273,966(c)
                                                                                                ===========
    Diluted                                                                                      31,202,960(c)
                                                                                                ===========



                            See notes to pro forma combined, condensed financial information.

                                                          F-12


                                                 SIMTEK CORPORATION AND
                                              MACROTECH SEMICONDUCTOR, INC.

                                  PRO FORMA COMBINED, CONDENSED STATEMENT OF OPERATIONS
                                      FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1998
                                                       (UNAUDITED)


                                                                MacroTech
                                                 Simtek       Semiconductor                      Pro Forma
                                               Corporation         Inc.        Adjustments       Combined
                                               -----------    -------------    -----------      ------------

NET SALES:                                     $ 6,504,828      $  17,250                       $ 6,522,078

    Cost of sales                                3,651,243         41,808                         3,693,051
                                               -----------      ---------                       -----------

GROSS MARGIN                                     2,853,585        (24,558)                        2,829,027

OPERATING EXPENSES:
    Research and development costs               1,508,525         50,401                         1,558,926
    Sales and marketing                            827,460          6,144                           833,604
    General and administrative                     511,000         15,081                           526,081
                                               -----------      ---------                       -----------
       Total operating expensees                 2,846,985         71,626                         2,918,611

INCOME (LOSS) FROM OPERATIONS                        6,600        (96,184)                          (89,584)
                                               -----------      ---------                       -----------

OTHER INCOME (EXPENSE):
    Interest income                                 78,587              -                            78,587
    Other income                                   134,233              -                           134,233
    Gain of securities                                 365              -                               365
    Interest expense                               (84,397)          (165)                          (84,562)
                                               -----------      ---------                       -----------
       Total other income (expense)                128,788           (165)                          128,623
                                               -----------      ---------                       -----------

NET INCOME (LOSS)                              $   135,388      $ (96,349)                      $    39,039
                                               ===========      =========                       ===========

NET INCOME PER COMMON SHARE:
    Basic                                      $         -      $       -                       $         -
                                               ===========      =========                       ===========
    Diluted                                    $         -      $       -                       $         -
                                               ===========      =========                       ===========

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
    Basic                                                                                        30,077,276(c)
                                                                                                ===========
    Diluted                                                                                      31,600,334(c)
                                                                                                ===========



                            See notes to pro forma combined, condensed financial information.

                                                 SIMTEK CORPORATION AND
                                              MACROTECH SEMICONDUCTOR, INC.

                                  PRO FORMA COMBINED, CONDENSED STATEMENT OF OPERATIONS
                                         FOR THE SIX MONTHS ENDED JUNE 30, 2000
                                                       (UNAUDITED)

                                                                MacroTech
                                                 Simtek       Semiconductor                      Pro Forma
                                               Corporation         Inc.        Adjustments       Combined
                                               -----------    -------------    -----------      ------------
NET SALES:                                     $ 5,932,467      $ 291,835                       $ 6,224,302

    Cost of sales                                3,611,534        168,500                         3,780,034
                                               -----------      ---------                       -----------

ROSS MARGIN                                      2,320,933        123,335                         2,444,268

OPERATING EXPENSES:
    Research and development costs                 770,556         60,928                           831,484
    Sales and marketing                            535,780          5,988                           541,768
    General and administrative                     357,918         13,092                           371,010
                                               -----------      ---------                       -----------
       Total operating expenses                  1,664,254         80,008                         1,744,262

INCOME FROM OPERATIONS                             656,679         43,327                           700,006
                                               -----------      ---------                       -----------

OTHER INCOME (EXPENSE):
    Interest income                                 28,044              -                            28,044
    Other income                                     1,438              -                             1,438
                                               -----------      ---------                       -----------
       Total other income (expense)                 29,482              -                            29,482

PROVISION FOR INCOME TAXES                         (11,600)             -                           (11,600)
                                               -----------      ---------                       -----------

NET INCOME (LOSS)                              $   674,561      $  43,327                       $   717,888
                                               ===========      =========                       ===========

NET INCOME PER COMMON SHARE:
    Basic                                      $       .02                                      $       .02
                                               ===========                                      ===========
    Diluted                                    $       .02                                      $       .02
                                               ===========                                      ===========

WEIGHTED AVERAGE COMMON SHARE OUTSTANDING:
    Basic                                                                                        42,467,964(c)
                                                                                                ===========
    Diluted                                                                                      47,674,882(c)
                                                                                                ===========



                           See notes to pro forma combined, condensed financial information.

                             SIMTEK CORPORATION AND
                          MACROTECH SEMICONDUCTOR, INC.

          NOTES TO PRO FORMA COMBINED, CONDENSED FINANCIAL INFORMATION
                                   (UNAUDITED)



(a) Accrued for estimated costs of the transaction to the Company and MacroTech Semiconductor, Inc.

(b) To reflect the issuance of 1,250,000 shares in Simtek Corporation as the purchase consideration for the acquisition of the MacroTech Semiconductor, Inc.

(c) The pro forma number of common shares and common equivalent shares outstanding represents the historical weighted average shares outstanding of Simtek common stock in addition to the number of shares assumed to be issued in exchange for the common stock of MacroTech Semiconductor, Inc.

(d) To elimiate deposit paid by Integrated Logic Systems, Inc. which was pooled into Simtek Corporation on May 9, 2000.